May 14, 2019

Supplement to the Prospectus Supplement dated March 29, 2019; and Prospectus Supplement and Prospectus both dated February 1, 2019.

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To facilitate listing Fund shares on the New York Stock Exchange, the Fund has eliminated share class designations. Effective April 2, 2019, Class C shares were re-designated as Class A shares and subsequently all class designations were removed. Consequently, the Fund’s shares are now referred to as shares of beneficial interest or shares.

As previously announced, effective March 29, 2019, the Fund no longer offer shares for sale. However, the automatic dividend reinvestment plan will continue to operate for shareholders who have elected to participate in the automatic dividend reinvestment plan.

The Fund's Board of Trustees is continuing to seek to list the Fund's shares on the New York Stock Exchange ("NYSE"). Subject to listing approval by the NYSE, trading on the NYSE is expected to commence in May , 2019.

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This Supplement, the prior Prospectus Supplement dated March 29, 2019; and the prior Prospectus Supplement, the Prospectus and the Statement of Additional Information, each dated February 1, 2019, provide relevant information for all shareholders and should be retained for future reference. The prior Prospectus Supplements, the Prospectus and the Statement of Additional Information, have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-866-277-8243.